                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 FIRST REGIONAL BANCORP                0-10232
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       [LOGO OF FIRST REGIONAL BANCORP]

                             1801 CENTURY PARK EAST
                         CENTURY CITY, CALIFORNIA 90067

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 16, 1996

  NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in the Redwood Room, CenturyPlaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California on Thursday, May 16, 1996, at 11:30 a.m., for the purpose of considering and voting upon the following matters:

    1. Election of Directors. Electing the following seven (7) persons to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

    Alexander S. Lowy        Lawrence J. Sherman
    Thomas E. McCullough     Jack A. Sweeney
    Frank R. Moothart        Steven J. Sweeney
    Mark Rubin

    2. Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          Mark Rubin, President
                                          First Regional Bancorp

Dated: April 19, 1996

  The Bylaws of the Company provide for the nomination of directors in the following matter:

    "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

  YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                             FIRST REGIONAL BANCORP

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 16, 1996

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Redwood Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, on Thursday, May 16, 1996, at 11:30 a.m. and at any and all adjournments thereof.

  It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 19, 1996.

  The matters to be considered and voted upon at the Meeting will be:

    1. Election of Directors. Electing seven (7) directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. The names of the persons to be placed in nomination for seats on the Board of Directors are:

    Alexander S. Lowy        Lawrence J. Sherman
    Thomas E. McCullough     Jack A. Sweeney
    Frank R. Moothart        Steven J. Sweeney
    Mark Rubin

    2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY OF PROXIES

  A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

  This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                               VOTING SECURITIES

  There were issued and outstanding 2,398,800 shares of the Company's Common Stock on March 31, 1996, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

  Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Management of the Company does not know of any persons other than Jack A. Sweeney, the Company's Chairman of the Board and Chief Executive Officer; Steven Sweeney as Trustee(1); Mark Rubin, the Company's President and Vice Chairman of the Board; and the Six Points Trust, who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 1996. Mr. Rubin's and Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California, 90067. The Six Points Trust business address is 19456 Ventura Boulevard, Tarzana, California 91356. Steven Sweeney's business address is c/o Regional Financial Corporation, 1801 Century Park East, Suite 820, Century City, California 90067. The following table sets forth certain information, as of March 31, 1996, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all directors and officers(2) of the Company as a group.

               NAME AND TITLE                     COMMON STOCK         PERCENT
             OTHER THAN DIRECTOR            BENEFICIALLY OWNED(3)(4) OF CLASS(4)
             -------------------            ------------------------ -----------
     Alexander S. Lowy....................            50,000(5)         2.08%
     Thomas E. McCullough.................             5,000(6)          .21%
     Chief Financial Officer, Secretary
     Frank R. Moothart....................             7,500(7)          .31%
     Mark Rubin...........................           455,100(8)        18.85%
     President and Vice Chairman of the
      Board
     Lawrence J. Sherman..................            46,000(9)         1.91%
     Jack A. Sweeney......................           455,100(10)       18.85%
     Chairman of the Board
      and Chief Executive Officer
     Steven J. Sweeney....................            57,000(11)        2.37%
     All Directors and Officers as a Group
      (7 in Number).......................         1,075,700(12)       43.84%

- --------
 (1) Steven Sweeney has voting powers over 156,000 shares but disclaims beneficial interest in all but 52,000 shares.

 (2) The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President and Vice Chairman of the Board; and the Secretary.

 (3) This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

 (4) Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

 (5) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Lowy, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (6) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. McCullough, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (7) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Moothart, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (8) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Rubin, but which have not been exercised pursuant to the Company's Stock Option Plan.

 (9) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Sherman, but which have not been exercised pursuant to the Company's Stock Option Plan.

(10) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Jack Sweeney, but which have not been exercised pursuant to the Company's Stock Option Plan.

(11) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Steven Sweeney, but which have not been exercised pursuant to the Company's Stock Option Plan.

(12) This figure, as well as percent of class, includes, as if currently outstanding, 55,000 shares vested or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for a range of six (6) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or Shareholder action. The Board of Directors has fixed the number of directors at seven (7). The seven (7) persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all seven (7) nominees, or as many thereof as possible under the rules of cumulative voting (See "VOTING SECURITIES" herein). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

  None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. Except for Jack A. Sweeney and Steven J. Sweeney, who are father and son respectively, there are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

  The following table sets forth the names and certain information as of March 31, 1996, concerning the persons to be nominated by the Board of Directors for election as directors of the Company and the officers of the Company:

                                                                  YEAR FIRST  YEAR FIRST
                                                                  APPOINTED    APPOINTED
                                                                  OR ELECTED  OR ELECTED
     NAME AND TITLE                  BUSINESS EXPERIENCE           DIRECTOR   DIRECTOR OF
      (OTHER THAN                      DURING THE PAST              OF THE       FIRST
       DIRECTOR)         AGE              FIVE YEARS               COMPANY   REGIONAL BANK
     --------------      ---         -------------------          ---------- -------------
Alexander S. Lowy....... 57  President, Jamco Development            1988        1988
                             Corporation

Thomas E. McCullough.... 43  Chief Financial Officer, First          1993        1993
Chief Financial Officer      Regional Bancorp; Executive Vice
and Secretary                President and Chief Operating
                             Officer, First Regional Bank

Frank R. Moothart....... 77  Consultant, formerly Vice President,    1981        1979
                             City Investing Company (diversified
                             conglomerate) and President,
                             Southern California Financial
                             Corporation

Mark Rubin.............. 59  President and Vice Chairman of the      1981        1979
President and Vice           Board of First Regional Bancorp;
Chairman of the Board        Vice Chairman of the Board, First
                             Regional Bank; Real Estate Developer

Lawrence J. Sherman..... 72  President, Sherman Industries, Inc.     1981        1979

Jack A. Sweeney......... 66  Chairman of the Board and Chief         1981        1979
Chairman of the Board        Executive Officer, First Regional
and Chief Executive          Bancorp; Chairman of the Board and
Officer                      Chief Executive Officer, First
                             Regional Bank; Real Estate Developer

Steven J. Sweeney....... 31  Staff Accountant, Ernst & Young;        1994        1994
                             Research Associate, National
                             Economic Research Associates, Inc.;
                             Law Student, University of Southern
                             California

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  During 1995, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

  The Boards of Directors of the Company and of the Bank have a joint Audit Committee composed of Messrs. Lowy, Moothart, Sherman and Steven J. Sweeney. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's and the Bank's independent certified public accountants, Deloitte & Touche. The Audit Committee met twelve (12) times during 1995.

  The Company and the Bank have a joint Compensation Committee, which consists of Messrs. Lowy, Moothart, Sherman and Steven J. Sweeney. The Compensation Committee reviews Management's recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised and advises the Board regarding executive compensation and personnel policies.

  The Company's Board of Directors does not have a standing nominating committee.

  During 1995, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

  During 1995, each director received $400 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of theLoan Committee attended. On this basis, the directors received the following aggregate fees during 1995:
Alexander S. Lowy, $17,700; Thomas E. McCullough, $16,600; Frank R. Moothart, $10,600; Mark Rubin, $16,300; Lawrence J. Sherman, $18,000; Jack A. Sweeney, $17,700; and Steven J. Sweeney, $16,300. Commencing January 1, 1996, directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees.

  The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.


                                  ANNUAL COMPENSATION(13)         AWARDS                   PAYOUTS
                               ----------------------------- -----------------     ------------------------
                                                   OTHER     RESTRICTED OPTION                   ALL
   NAME AND PRINCIPAL                              ANNUAL      STOCK    SHARES      LTIP        OTHER
        POSITION          YEAR  SALARY   BONUS  COMPENSATION   AWARDS   SAR'S      PAYOUTS COMPENSATION(14)
   ------------------     ---- --------  -----  ------------ ---------- ------     ------- ----------------
Jack A. Sweeney           1995 $140,000 $15,000     N/A         None      None       N/A         N/A
 Chairman of the Board    1994 $135,000     -0-     N/A         None    75,000(15)   N/A         N/A
 and Chief Executive      1993 $135,000     -0-     N/A         None      None       N/A         N/A
 of the Company and the
 Bank

Mark Rubin                1995 $140,000 $15,000     N/A         None      None       N/A         N/A
 Vice Chairman of the     1994 $135,000     -0-     N/A         None    75,000(15)   N/A         N/A
 Board of the Company     1993 $135,000     -0-     N/A         None      None       N/A         N/A
 and the Bank, President
 of the Com pany

Thomas E. McCullough      1995  $95,000 $10,000     N/A         None      None       N/A         N/A
 Chief Financial Officer  1994  $92,000     -0-     N/A         None    25,000(15)   N/A         N/A
 of the Company,          1993  $92,000     -0-     N/A         None      None       N/A         N/A
 Executive Vice
 President and Chief
 Operating Officer of
 the Bank

- --------
(13) Does not include director fees but does include monies deferred pursuant to the Bank's 401(k) Plan and Income Deferred.

(14) The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with memberships in various clubs, which are also used primarily for bank business, as well as certain specified life and medical insurance benefits. Since portions of the automobile expenses, club membership fees and insurance premiums attributable to personal use are not believed to exceed $25,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures. The "cash compensation" figures include monies deferred pursuant to the Bank 401(k) Plan and the Bank's Income Deferral Plan.

(15) Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs"). Options granted in 1992 were cancelled in 1994 and new options granted.

STOCK OPTIONS

  The following table sets forth certain information regarding stock options granted during 1995 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

                                            PERCENTAGE
                                         OF TOTAL OPTIONS
                       OPTIONS GRANTED GRANTED TO EMPLOYEES EXERCISE EXPIRATION
NAME                     DURING 1995       DURING 1995       PRICE      DATE
- ----                   --------------- -------------------- -------- ----------
Jack A. Sweeney.......       -0-               -0-            N/A       N/A
Mark Rubin............       -0-               -0-            N/A       N/A
Thomas E. McCullough..       -0-               -0-            N/A       N/A

  The following table sets forth certain information regarding stock options exercised during 1995 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

                         SHARES                  NUMBER OF        VALUE OF
                        ACQUIRED      VALUE     UNEXERCISED  UNEXERCISED OPTIONS
NAME                   ON EXERCISE REALIZATION    OPTIONS        AT 12/31/95
- ----                   ----------- ----------- ------------- -------------------
                                               EXERCISABLE/     EXERCISABLE/
                                               UNEXERCISABLE    UNEXERCISABLE
Jack A. Sweeney......      -0-         -0-     15,000/60,000 $22,500/$90,000(16)
Mark Rubin...........      -0-         -0-     15,000/60,000 $22,500/$90,000(16)
Thomas E. McCullough.      -0-         -0-      5,000/20,000  $7,500/$30,000(16)

- --------
(16) Based on a "bid" price of $3.50 per share; "ASK" price on December 31, 1995 was $4.00 per share.

CERTAIN TRANSACTIONS

  Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

  Starting on February 8, 1988, Jamco Development Corporation entered into a sublease with the Bank covering certain unused portions of the Bank's lease for Suite 800, 1801 Century Park East, Los Angeles, California. During 1995, Jamco paid the Bank $1,640 per month for its share of Suite 800, equal to the fair market value of the sublet space as determined by an independent appraisal. Messrs. Sweeney, Rubin and Lowy are each principal shareholders in Jamco.

                            INDEPENDENT ACCOUNTANTS

  The firm of Deloitte & Touche served as independent public accountants for the Company and the Bank for 1995 and will continue in those capacities in 1996.

  It is anticipated that a representative of Deloitte & Touche will be present at the Meeting to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders is December 31, 1996.

                           SECTION 16 (A) COMPLIANCE

  Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

                                 OTHER MATTERS

  The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

  MANAGEMENT OF THE BANCORP WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE BANCORP'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                                          First Regional Bancorp

                                          Mark Rubin, President
                                          First Regional Bancorp

Dated: April 19, 1996

- --------------------------------------------------------------------------------
                                     PROXY
                             FIRST REGIONAL BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 1996
  The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Mark Rubin, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be
held on Thursday, May 16, 1996, at 11:30 a.m. at the Redwood Room, Century
Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, and
at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:
  1. ELECTION OF DIRECTORS. Electing the following seven (7) persons to the
Board of Directors to serve until the 1997 Annual Meeting of Shareholders until their successors are elected and have qualified:
                Alexander S. Lowy           Lawrence J. Sherman
                Thomas E. McCullough        Jack A. Sweeney
                Frank R. Moothart           Steven J. Sweeney
                Mark Rubin

                 AUTHORITY GIVEN [_]     AUTHORITY WITHHELD [_]

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------
  2. OTHER BUSINESS. Transacting such other business as may properly come before the Annual Meeting and and any adjournment or adjournments thereof.

                      PLEASE SIGN AND DATE ON REVERSE SIDE
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1.
THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS
PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I do [_] do not [_] expect to attend the Meeting.

                                           Dated: _______________________, 1996

                                           ------------------------------------
                                                    (Number of Shares)

                                           ------------------------------------
                                                 (Please Print Your Name)

                                           ------------------------------------
                                                (Signature of Shareholder)

                                           ------------------------------------
                                                 (Please Print Your Name)

                                           ------------------------------------
                                                (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY
BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A
LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.
- --------------------------------------------------------------------------------